Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Circuit Research Labs, Inc. (the

"Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. McMartin, Vice President, Treasurer and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.



                                           /s/ Robert W. McMartin
                                           -------------------------
                                           Robert W. McMartin
                                           Vice President, Treasurer and
                                           Chief Financial Officer
                                           Circuit Research Labs, Inc.
                                           November 16, 2004


A signed original of this written statement required by Section 906 has been provided to Circuit Research Labs, Inc. and will be retained by the corporation and furnished to the Securities and Exchange Commission or its staff upon request.